                                  SCHEDULE 14A
                                 (RULE 14A-101)


                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION


           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant [ ]

CHECK THE APPROPRIATE BOX:
[ ]  Preliminary Proxy Statement                  [ ]  Confidential, For Use of the Commission Only
                                                       (as permitted by Rule 14a-6(e)(2))

|X|  Definitive Proxy Statement permitted by Rule 14a-6

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-12


                              MARKET CENTRAL, INC.
                ------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    ------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if Other than the Registrant) Payment of Filing Fee (Check the appropriate box):

|X|      No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

                              MARKET CENTRAL, INC.
                              1650A GUM BRANCH ROAD
                             JACKSONVILLE, NC 28540

                                DECEMBER 19, 2003


TO THE STOCKHOLDERS OF MARKET CENTRAL, INC.

Dear Stockholder:

         The Annual Meeting of Stockholders (the "Meeting") of Market Central, Inc., a Delaware corporation (the "Company") will be held at Hammer's Glen Golf and Country Club, 474 Hammer's Glen Drive, Homer, GA 30547, on January 21, 2004, at 10:30 am, Eastern Time.

         Details of the business to be conducted at the Meeting are in the attached Proxy Statement and Notice of Meeting of Stockholders.

         It is important that your shares be represented and voted at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Returning the proxy does NOT deprive you of your right to attend the Meeting. If you decide to attend the Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

         On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company. We look forward to seeing you at the Meeting.

                                       Sincerely,

                                       Terrence J. Leifheit
                                       President and Chief Executive Officer

                              MARKET CENTRAL, INC.
                              1650A GUM BRANCH ROAD
                             JACKSONVILLE, NC 28540

                            ------------------------

                        NOTICE OF MEETING OF STOCKHOLDERS
                           TO BE HELD JANUARY 21, 2004

         The Annual Meeting of Stockholders (the "Meeting") of Market Central, Inc., a Delaware corporation (the "Company"), will be held at Hammer's Glen Golf and Country Club, 474 Hammer's Glen Drive, Homer, GA 30547, on January 21, 2004, at 10:30 am, Eastern Time, for the following purposes:

         1. To re-elect five (5) directors and elect two (2) new directors to the Board of Directors to serve in staggered terms as described herein or until their successors have been duly elected and qualified;

         2.       To  ratify  the  appointment  of  Russell   Bedford   Stefanou
                  Mirchandani LLP("RBSM") as the Company's independent public accountants for the fiscal year ending August 31, 2004;

         3. To approve and ratify the Market Central, Inc. 2003 Amended and Restated Stock Plan; and

         4. To act upon any and all matters incident to the foregoing, and such other business as may legally come before the meeting and any adjournments or postponements thereof.

         The foregoing items of business are more fully described in the attached Proxy Statement.

         Only stockholders of record at the close of business on December 10, 2003, are entitled to notice of, and to vote at, the Meeting and at any adjournments or postponements thereof. A list of such stockholders will be available for inspection at the Company's headquarters located at 1650A Gum Branch Road, Jacksonville, NC during ordinary business hours for the ten-day period prior to the Meeting.

                                 BY ORDER OF THE BOARD OF DIRECTORS,

                                 /s/ James Rapp
                                 Secretary

Jacksonville, NC
December 19, 2003

                                    IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE MEETING. IF YOU DECIDE TO ATTEND THE MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

                              MARKET CENTRAL, INC.
                              1650A GUM BRANCH ROAD
                             JACKSONVILLE, NC 28540

                            ------------------------

                                 PROXY STATEMENT

                            ------------------------

                           FOR MEETING OF STOCKHOLDERS
                           TO BE HELD JANUARY 21, 2004

         These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of Market Central, Inc., a Delaware corporation (the "Company"), for the Annual Meeting of Stockholders (the "Meeting") to be held at Hammer's Glen Golf and Country Club, 474 Hammer's Glen Drive, Homer, GA 30547, on January 21, 2004, at 10:30 am, Eastern Time, and at any adjournment or postponement of the Meeting. These proxy materials were first mailed to stockholders on or about December 19, 2003.

                               PURPOSE OF MEETING

          The specific proposals to be considered and acted upon at the Meeting are summarized in the accompanying Notice of Meeting of Stockholders. These proposals are described in more detail in this Proxy Statement.

                    VOTING RIGHTS AND SOLICITATION OF PROXIES

         The Company's Common Stock is the only type of security entitled to vote at the Meeting. On December 10, 2003, the record date for determination of stockholders entitled to vote at the Meeting, there were 13,262,969 shares of Common Stock outstanding. Each stockholder of record on such date is entitled to one vote for each share of Common Stock held by such stockholder on such date. Shares of Common Stock may not be voted cumulatively. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

QUORUM REQUIRED

         The Company's bylaws provide that the holders of a majority of the Company's voting stock issued and outstanding and entitled to vote at the Meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.

VOTES REQUIRED

         PROPOSAL 1. Directors are elected by a plurality of the affirmative votes cast by those shares present in person, or represented by proxy, and entitled to vote at the Meeting. The seven (7) nominees for director receiving the highest number of affirmative votes will be elected for the staggered terms described herein. Abstentions and broker non-votes will not be counted toward a nominee's total. Stockholders may not cumulate votes in the election of directors.

          PROPOSAL 2. Ratification of the appointment of RBSM as the Company's independent public accountants for the fiscal year ending August 31, 2004, requires the affirmative vote of a majority of those shares present in person, or represented by proxy. Abstentions and broker non-votes will not be counted as having been voted on the proposal.

         PROPOSAL 3. Approval and ratification of the Market Central, Inc. 2003 Amended and Restated Stock Plan requires the affirmative vote of a majority of those shares present in person, or represented by proxy. Abstentions and broker non-votes will not be counted as having been voted on the proposal.

PROXIES

         Whether or not you are able to attend the Meeting, you are urged to complete and return the enclosed proxy, which is solicited by the Company's Board of Directors and which will be voted as you direct on your proxy when properly completed. In the event no directions are specified, such proxies will be voted FOR Proposals Nos. 1, 2 and 3 and in the discretion of the proxy holders as to other matters that may properly come before the Meeting. You may revoke or change your proxy at any time before the Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to the Secretary of the Company at the Company's principal executive offices before the beginning of the Meeting. You may also automatically revoke your proxy by attending the Meeting and voting in person. All shares represented by a valid proxy received prior to the Meeting will be voted.

SOLICITATION OF PROXIES

         The Company will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy and any additional soliciting material furnished to stockholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. The Company may reimburse brokerage houses, fiduciaries and custodians representing beneficial owners of shares for their costs of forwarding the solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram or other means by directors, officers, employees or agents of the Company. No additional compensation will be paid to these individuals for any such services.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         Pursuant to the Company's Bylaws, the Company currently has authorized up to nine (9) directors. Five (5) directors have been appointed and there are currently four vacancies. At the Meeting, five (5) directors are to be nominated to be re-elected, and two (2) new directors are to be nominated to be elected, all for the staggered terms described below or until their successors are elected and qualified. With respect to the remaining vacancies, we intend for such vacancies to remain vacant until our Board of Directors desires to fill such vacancies. Pursuant to our Bylaws, a vacancy on the Board of Directors may be filled by a majority of the directors then in office.

         The directors who are being nominated for election to the Board of Directors (collectively, the "Nominees"), their ages as of December 10, 2003, their positions and offices held with the Company, their staggered terms and certain biographical information, are set forth below. The proxy holders intend to vote all proxies received by them in the accompanying form FOR the Nominees listed below unless otherwise instructed. In the event any Nominee is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee who may be designated by the present Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware of any Nominee who is unable or will decline to serve as a director. The seven (7) Nominees receiving the highest number of affirmative votes of the shares entitled to vote at the Meeting will be elected directors of the Company:

                                               DIRECTOR
     NAME                        AGE            SINCE              POSITION                 CLASS
     ----                        ---            -----              --------                 -----
Terrence J. Leifheit             41             2002         Director, CEO and Pres.         I
Glen H. Hammer                   55             2003         Director, Co-Chairman          III
William A. Goldstein             40             2003         Director, Co-Chairman          III
James L. McGovern*#              60             1998         Director                        I
Clifford A. Clark                51             2002         Director, CFO                   I
Thomas A. Gordy*#                52              -                                           II
Howard B. Workman*#              59              -                                           II

-----------------------------------
         * member of Audit Committee
         # member of Compensation Committee

         The terms of the directors are divided into three separate three-year classes, Classes I, II and III. Each director holds office until the year in which his term expires. Messrs Leifheit's, McGovern's and Clark's terms expire in 2005; Messrs. Gordy's and Workman's terms expire in 2006; and Messrs. Hammer's and Goldstein's terms expire in 2007.

BOARD OF DIRECTORS MEETINGS

         From September 1, 2002, through August 31, 2003, the Board of Directors held five (5) meetings and acted by written consent in lieu of a meeting on three (3) occasions. During such period, each of the directors during the term of their tenure attended or participated in all of the meetings and consent actions of the Board of Directors. The Board of Directors currently has no committees.

COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors has established an Audit and a Compensation committee to devote attention to specific subjects and to assist it in the discharge of its responsibilities. The functions of those committees, their current members and the number of meetings held during the period from September 1, 2002, through August 31, 2003, with respect to such committees are described below:

         Audit Committee. The purpose of the Audit Committee is to assist the board of directors in fulfilling its oversight responsibilities for (1) the integrity of the company's financial statements, (2) the company's compliance with legal and regulatory requirements, (3) the independent auditor's qualifications and independence, and (4) the performance of the company's internal audit function and independent auditors. The audit committee will also prepare the report that SEC rules require be included in the company's annual proxy statement. Mr. McGovern and William P. O'Reilly were the members of the Audit Committee during the year ended August 31, 2003. Mr. O'Reilly has resigned from the Board of Directors on December 1, 2003. Messrs. Gordy and Workman will be members of the Audit Committee, together with Mr. McGovern, upon their election to the Board of Directors. The report of Audit Committee for the fiscal year ended August 31, 2003 is included herein under "Audit Committee Report".

         Compensation Committee. The primary purpose of the Compensation Committee of the Board of Directors is: (i) to assist the Board in discharging its responsibilities with respect to compensation of the Company's executive officers; (ii) to produce a report on executive compensation for inclusion in the Company's annual proxy statement; (iii) to provide recommendations regarding management successors; and (iv) to administer the Company's stock and other incentive plans (in the absence of a separate Stock Plan Committee). Mr. McGovern and William P. O'Reilly were the members of the Compensation Committee during the year ended August 31, 2003. Mr. O'Reilly has resigned from the Board of Directors on December 1, 2003. Messrs. Gordy and Workman will be members of the Compensation Committee, together with Mr. McGovern, upon their election to the Board of Directors.

         Nominating Committee. The Company does not have a nominating or an executive committee. The functions customarily attributable to these committees are performed by the Board of Directors as a whole.

AUDIT COMMITTEE REPORT

         The members of the Audit Committee from September 1, 2003 to August 31, 2003 were Messrs. McGovern and O'Reilly. The Audit Committee did not meet during the fiscal year, but meet with management and the Company's auditors after the end of the fiscal year. The Audit Committee is responsible for considering management's recommendation of independent certified public accountants for each fiscal year, recommending the appointment or discharge of independent accountants to the board of directors and confirming the independence of the accountants. It is also responsible for: reviewing and approving the scope of the planned audit, the results of the audit and the accountants' compensation for performing such audit; reviewing the Company's audited financial statements; and reviewing and approving the Company's internal accounting controls and discussing such controls with the independent accountants.

         The Audit Committee adopted a written charter in September 2003, a copy of which is attached to this proxy statement as Appendix A.

         The Company's independent auditors are responsible for auditing the financial statements. The activities of the Committee are in no way designed to supersede or alter those traditional responsibilities. The Committee's role does not provide any special assurances with regard to the Company's financial statements, nor does it involve a professional evaluation of the quality of the audits performed by the independent auditors.

         In connection with the audit of Market Central, Inc.'s financial statements for the year ended August 31, 2003, the Audit Committee met with representatives from RBSM, the Company's independent auditors. The Audit
Committee reviewed and discussed with RBSM the Company's financial management and financial structure, as well as the matters relating to the audit required to be discussed by Statements on Auditing Standards 61 and 90.

         The Audit Committee and RBSM also discussed RBSM's independence. On December 13, 2003, the Audit Committee received from RBSM the written disclosures and the letter regarding RBSM's independence required by Independence Standards Board Standard No. 1.

         In addition, the Audit Committee reviewed and discussed with management the Company's audited financial statements for the fiscal year ended August 31, 2003.

         Based upon the review and discussions described above, the Audit Committee recommended to the Board of Directors that the Company's financial statements audited by RBSM be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended August 31, 2003.

         December 19, 2003

                                                  Audit Committee

                                                  James L. McGovern

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

         The compensation of the Chief Executive Officer of the Company is determined by the Compensation Committee. The Committee's determinations regarding such compensation are based on a number of factors including, in order of importance:

         |X| Consideration of the operating and financial performance of the Company, primarily its income before income taxes during the preceding fiscal year, as compared with prior operating periods;

         |X| Attainment of a level of compensation designed to retain a superior executive in a highly competitive environment; and

         |X| Consideration of the individual's overall contribution to the Company.

         Compensation for Company executive officers (referred to in the summary compensation table) other than the Chief Executive Officer is determined by the Compensation Committee based upon consultation with the Chief Executive Officer, taking into account the same factors considered by the Board in determining the Chief Executive Officer's compensation as described above. Except as set forth below, the Company has not established a policy with regard to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), since the Company has not and does not currently anticipate paying compensation in excess of $1 million per annum to any employee.

         The Company applies a consistent approach to compensation for all employees, including senior management. This approach is based on the belief that the achievements of the Company result from the coordinated efforts of all employees working toward common objectives.

         December 19, 2003

                                              Compensation Committee

                                              James L. McGovern

DIRECTOR COMPENSATION

         Currently, directors of the Company who are also full-time employees of the Company receive no additional compensation for their services as directors. Additionally, each non-employee director who is also a principal stockholder of the Company (Messrs. Hammer and Goldstein) currently receives no compensation for services on our Board of Directors. The following is a summary of compensation paid to directors:

                                                                               PRINCIPAL
                                             NON-EMPLOYEE,                    STOCKHOLDER/
                                         NON-AFFILIATE MEMBER               EMPLOYEE MEMBER
                                         --------------------               ---------------
                                  10,000 shares + 2,000 options that
New member initial grant          vest at end of first term on the
                                                 Board                            None

                                  $5,000 + 1,000 options per year of
Annual Retainer                     service restricted until end of
                                           current term None

Meetings                            $1,000 per meeting + Reasonable       Reasonable expenses
                                               expenses

Conference call meetings and         $250 per meeting + reasonable        Reasonable expenses
Written Consents                               expenses

                                      $500 per year + reasonable
                                   expenses + 1,000 options per year
Committee Chairs except Audit       while serving as Chair. Options
Comm.                              are  vested  after 12 months  from
                                    Reasonable Expenses award date.

                                     $1,000 per year + reasonable
                                   expenses + 1,200 options per year
Audit Committee Chair               while serving as Chair. Options
                                    are vested after 12 months from          Not applicable
                                              award date.

                                  750 options per year on committee;
Committee members other than      Vesting after 12 months from award
chair except Audit Committee                     date                     Reasonable expenses

                                       1,000 options per year on
                                   committee vesting after 12 months
Audi Committee members               from award date + reasonable
                                         expenses Not applicable

Liability insurance                         Paid by Company                 Paid by Company

         The business experience of each of the persons listed above during the past five years is as follows:

GLEN H. HAMMER serves as Co-Chairman of the Board of Directors for Market Central. Mr. Hammer brings to the Company over 20 years of broad entrepreneurial experience in the development and growth of both privately held and publicly traded entities that provide services in which telemarketing and customer support services are vital parts of the operations. He is the founder and current Chairman of WACA, one of the nation's leading providers of consumer product warranty related services, with more than 400 employees nationwide and abroad. Previously, Mr. Hammer was the founder and Chairman of Automobile Protection Corporation, which grew into one of the automotive industry's most prominent automobile warranty service companies. Established in 1984, Mr. Hammer successfully guided Automobile Protection Corporation's growth and transition to a highly successful, publicly traded company in 1988, which was subsequently sold to Ford Motor Corporation. Additionally, Mr. Hammer has substantial business interests in real estate, as well as an extensive background in management of mergers and acquisitions and the formation of strategic alliances.

WILLIAM A. GOLDSTEIN serves as the Co-Chairman of the Board of Market Central. He is the founder and current Chairman and CEO of J & C Nationwide, Inc., one of the largest physician staffing companies in the nation. a leading medical staffing company based in Atlanta, Georgia. Mr. Goldstein has also founded and acted as Chairman of several start-up ventures in a variety of industries, including technology and other service industries. Mr. Goldstein is also an investor and controlling shareholder in several start-up and early stage companies including: 1-800Cheapseats, a discount travel agency; nPorta, Inc. a technology company that has developed proprietary applications in the travel industry; and Farequest Holdings, LLC, which owns proprietary software in the online webfare marketplace. Mr. Goldstein is also Chairman of LA Digital Post, Inc., a Los Angeles-based company, that is a leader in the post production editing equipment rental industry.

TERRENCE J. LEIFHEIT became President, Chief Operating Officer and a Director of Paladyne upon the ecom Merger and CEO and Chairman in April 2001. He presides over all operations of Market Central, Inc. In 1993, he co-founded Gibralter and led the evolution of that company from hardbound reference publishing into an on-line publishing and membership organization with $20 million in sales to customers in over 150 countries. In 1998, he founded Gibralter Data Services, Inc., an Internet service provider specializing in Web page development and hosting services. Prior to these activities, from 1991 to 1992, he served as Vice President of Florida Safety Corporation and Vice President of Dallas Chemicals Corporation. Mr. Leifheit attended the University of Texas at El Paso where he majored in business.

CLIFFORD A. CLARK has been the Company's VP of Finance since February 2001 and a director since July 2001. From 1999 to 2002, Mr. Clark served as Vice President of Finance for Gibralter and other entities comprising Gibralter Publishing, Inc. Mr. Clark served as President of Kane Realty from 1994 through 2001 and was also President of Parallel Corporation from 1991 through June 2003. Mr. Clark's experience includes more than 25 years in numerous financial and accounting roles, including 11 years with Price Waterhouse and 5 years in the venture capital arena. Mr. Clark has a bachelor's degree in Business Administration from the University of North Carolina at Chapel Hill.

JAMES L. MCGOVERN has been President of McGovern & Associates since 1996. In 1996, he retired from Norstan where he was President of Norstan Communications from 1985 to 1996. Prior, he was Chief Operating Officer of Electronic Engineering Co., which was acquired by Norstan in 1985. McGovern also held a number of key sales and management positions with Xerox Corporation. He was Chairman of Virtual Hold Corporation, and a Director for Paknetx, which was acquired by Aspect Telecommunications. Mr. McGovern holds a B.S. from Northeastern University.

THOMAS A. GORDY is the President, Chief Executive Officer, and founder of TAGG(R). Mr. Gordy has more than 25 years experience in business growth and development. He is highly regarded as a growth and development strategist and futurist and is a popular choice for speaking engagements. Mr. Gordy received his bachelor's degree in theology from Mercer University in Macon and shortly thereafter began his career in healthcare. He was a medical social worker, human resources director, and became Administrator and CEO of his first hospital at the age of 26. After several successful years in this role, Mr. Gordy began a distinguished career as a development officer for a Fortune 400 healthcare company. He has extensive experience in hospital administration and management, new facility development, mergers and acquisitions, marketing, contractual development, new product and service rollout, and operational and financial system auditing. In 1988, Mr. Gordy established TAGG(R), a business accelerator for strategic growth and development specializing in healthcare, technology development, and telecom applications. The firm provides assistance in planning, marketing, and support for growth of existing revenue sources as well as development of new lines of business.

HOWARD B. WORKMAN is a licensed real estate broker in the states of New York and Georgia. Since 1975 he has been President and CEO of Workman and Company, a real estate company involved in brokerage, leasing and management of commercial real properties. He is also President of Southeastern Acquisitions, a real estate acquisitions firm, and Workco Development, which develops strip shopping centers and office building throughout the southeast. His holdings are in Georgia, Florida, North and South Carolina and Tennessee. Mr. Workman was a director and member of the loan committee for Charter Bank and Trust in Marietta. He is on the honorary Board of Georgia Special Olympics and Chairman of the Adoption Committee for Cradle of Love Adoption Agency.

EXECUTIVE COMPENSATION

         The following table sets forth all compensation actually paid or accrued by the Company for services rendered to the Company for the years ended August 31, 2001, 2002 and 2003 to the Company's Chief Executive Officer or others who earned a salary greater than $100,000 annually for any of the periods below:

                                                                                                                STOCK WARRANTS
                                                                                                                  AND OPTIONS
NAME AND PRINCIPAL POSITION                  YEAR             SALARY      BONUS      ALL OTHER COMPENSATION         ISSUED
---------------------------                  ----             ------      -----      ----------------------         -------
Terrence J. Leifheit, President CEO(1)       2001            $175,000     None
                                             2002            $366,664     None                                         (3)
                                             2003            $247,819     None

Ronald L. Weindruch,(2)                      2001            $123,438
Executive Vice President

William Hadel,                               2002            $122,395     -0-                 9,905                 50,000
VP of Marketing                              2003            $126,002

Robert Hornbuckle                            2002            $107,708     None
VP of Information Technology                 2003            $110,881

(All other compensation includes consulting and commission income)

         In addition to cash compensation, Mr. Leifheit, Mr. Foster and Mr. Weindruch participate in the Company's stock option plan. The following table details options granted in fiscal year 2001 and 2003:


          HOLDER              # OF SHARES UNDERLYING OPTIONS         % OF TOTAL OPTIONS GRANTED IN FY 01    EXER. PRICE    EXP. DATE
          ------              ------------------------------         -----------------------------------    -----------    ---------
Terrence J. Leifheit(3)                   51,595                                    58.4%                     $10.20       02/01/05
Terrence J. Leifheit                      10,000                                     5.4%                     $ 2.20       12/4/05

No stock options held by this individual were exercised in the current fiscal year whether the options were issued in the current year or in years prior, and none of those options are "in the money."

EMPLOYEE STOCK OPTION PLAN

         The Company's 1999 Stock Option Plan (the "Plan"), assumed the 1996 Stock Option Plan, as amended on the migratory merger, which was adopted in 1996 and amended in October, 1997, July 2001 and October 2003 to increase the number of issuable shares under the Plan to 1,500,000 shares of common stock and to clarify the basis for determining fair market value of shares in conjunction with setting the exercise price of options at issuance. The purpose of the Plan is to encourage stock ownership by management and employees of the Company, to provide an additional incentive for those employees to contribute to the success of the Company and to provide the Company with the opportunity to use stock options as a means of recruiting new managerial personnel where appropriate.

----------------------
/1/ Mr. Leifheit's employment began in February 2001 in conjunction with the ecom merger.

/2/ Mr. Weindruch's employment ceased in January 2002.

/3/ Does not include warrants issued to Mr. Leigheit upon the ecom merger.

         The Plan authorizes the grant of options which qualify as incentive stock options under Section 422A of the Internal Revenue Code ("qualified options"), as well as stock options which do not qualify under that section of the Code ("nonqualified options"). The Plan is administered by the Company's Board of Directors who may delegate these duties to the Compensation Committee. The Board is authorized to select the individual employees to receive options under the Plan, the number of shares subject to each option, the option term and other matters specified in the Plan.

         The Plan provides that the exercise price of any option may not be less than 100% of the fair market value of the Company's stock at the date of grant, defined as the average bid and ask price over the prior five days' trading in which at least 1,000 shares have traded. Options must be granted within ten years from the date the Plan was approved by the Company's shareholders.

         A maximum of 1,500,000 shares of the Company's Common Stock are authorized for issuance pursuant to options granted under the Plan, subject to adjustments to prevent dilution or enlargement of rights of participants in certain circumstances. As of August 31, 2003, 298,424 options were outstanding all of which were issued inside the Plan. As of August 31, 2003, 173,543 shares are exercisable at an option price per share ranging from $2.00 to $25.00 per share and with expiration dates from November 2003 through April 2005.

PROFIT SHARING PLAN

         The Company sponsors a qualified employee savings plan (commonly referred to as a "401K plan") for all eligible employees, including all the officers of the Company. Participants may make contributions from their gross pay (limited to 15% of the employee's compensation, as defined), with Market Central matching such contributions (subject to certain limitations) at the rate of 25% of the first 6% of each participant's contribution. Effective June 1, 2002, the Company modified the plan to eliminate any matching of contributions. No other deferred compensation plan is currently in place.

EMPLOYMENT AGREEMENTS

         The Company has employment agreements with Terrence J. Leifheit, its President and with four other management personnel. Mr. Leifheit's employment agreement was changed in February 2003 to being a two year term and an annual salary of equal to 10% of the Company's EBITDA with a minimum salary payable of $150,000 annually.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information, to the best of the Company's knowledge, as of August 31, 2003, with respect to each person known by Company to own beneficially more than 5% of the outstanding Common Stock, each director, each director nominee and all directors and executive officers as a group.

                                                       AMOUNT AND NATURE OF BENEFICIAL
NAME AND ADDRESS OF BENEFICIAL OWNER                           OWNERSHIP(3)              PERCENT OF CLASS(4)
------------------------------------                           ------------              -------------------
Glen H. Hammer*                                                 5,257,037(5)                     39.6%
William A. Goldstein*                                           5,607,037(3)                     42.2%

----------------------------------
/3/ Share amounts include, where indicated, Common Stock issuable upon the exercise of certain stock options and stock warrants which are exercisable or convertible within sixty days from August 31, 2003

/4/ Based upon 13,262,969 shares of Common Stock outstanding on August 31, 2003. Percentage ownership is calculated separately for each person on the basis of the actual number of outstanding shares as of August 31, 2003 and assumes the exercise of certain stock options and warrants held by such person (but not by anyone else) exercisable within sixty days.

/5/ Based upon 4,090,370 shares owned directly and 1,070,747 shares that may be acquired by Mr. Hammer and Mr. Goldstein pursuant to the exercise of stock purchase warrants exercisable within sixty days at exercise price of $3.16 per share.

Terrence J. Leifheit*                                           2,206,102(6)                     16.6%
A. Randall Barkowitz                                              700,000(7)                      5.2%
James L. McGovern*                                                 16,479(8)                      0.1%
William P. O'Reilly*#                                              59,066(9)                      0.4%
Clifford A. Clark*                                                 35,017(10)                     0.3%
Thomas A. Gordy*                                                        0                          --
Howard B. Workman*                                                      0                          --
All directors and executive officers as a group                13,880,738(11)                   100.0%
(9 persons in group)

Unless   otherwise  noted,  all  persons  address  is  1650A  Gum  Branch  Road,
Jacksonville, NC 28540.

----------------------------------
*DIRECTOR, DIRECTOR NOMINEE AND/OR EXECUTIVE OFFICER

#MR.  O'REILLY  RESIGNED  AS A MEMBER OF THE BOARD OF  DIRECTORS  ON DECEMBER 1,
2003.

Note: Unless otherwise indicated in the footnotes below, the Company has been advised that each person above has sole voting and investment power over the shares indicated above.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Gibralter Publishing, Inc. is the Company's principal customer comprising approximately 30% of the Company's revenues for the fiscal year ended August 31, 2003. J&C Nationwide, Inc. and Cheapseats, Inc. are also related party customers of the Company. Combined, these two companies represent 1% of the Company's total revenues.

         The Company leases office space to Gibralter Publishing, Inc. in its Jacksonville facility.


----------------------------------

/6/ Includes (i) 1,151,173 shares owned directly and 1,000,000 shares issued to Gibralter Publishing, Inc which Mr. Leifheit controls, (ii) 137,831 shares held in a Voting Trust for which Mr. Leifheit is the sole voting trustee. Includes 34,399 shares that may be acquired by Mr. Leifheit pursuant to the exercise of stock purchase options and warrants exercisable within sixty days at exercise prices from $2.17 to $11.46 per share. Does not include (i) 36,559 shares of Common Stock underlying warrants owned directly, (ii) 31,151 shares of Common Stock underlying warrants held in trust for the benefit of Mr. Leifheit's minor children, and which warrants are not presently exercisable.

/7/ Based upon 700,000 shares owned directly and 183,919 shares that may be acquired by Mr. Barkowitz pursuant to the exercise of stock purchase warrants exercisable within sixty days at exercise price of $3.16 per share.

/8/ Includes 10,000 shares that may be acquired by Mr. McGovern pursuant to the exercise of stock purchase options and warrants exercisable within sixty days at exercise prices from $2.20 per share.

/9/ Includes 21,667 shares that may be acquired by Mr. O'Reilly pursuant to the exercise of stock purchase options and warrants exercisable within sixty days at exercise prices from $2.20 to $30.00 per share.

/10/ Includes 28,538 shares that may be acquired by Mr. Clark pursuant to the exercise of stock purchase options and warrants exercisable within sixty days at exercise prices from $2.20 to $11.20 per share.

/11/ See notes 2 through 8

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED HEREIN.

                                 PROPOSAL NO. 2

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Company is asking the stockholders to ratify the appointment of RBSM as the Company's independent public accountants for the fiscal year ending August 31, 2004. The affirmative vote of the holders of a majority of shares present or represented by proxy and voting at the Meeting will be required to ratify the appointment of RBSM.

         In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the appointment is ratified, our Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if our Board of Directors feels that such a change would be in the Company's and its stockholders' best interests.

AUDIT FEES

         Audit fees for the fiscal years 2002 and 2003 were $92,838 and $79,054, respectively.

TAX FEES

         Tax fees for the fiscal years 2002 and 2003 were $0 and $7,525, respectively.

NO OTHER FEES

         There are no other fees for services rendered by RBSM for the fiscal years 2002 and 2003.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF RUSSELL BEDFORD STEFANOU MIRCHANDANI LLP TO SERVE AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING AUGUST 31, 2003.

                                 PROPOSAL NO. 3

              APPROVAL AND RATIFICATION OF THE MARKET CENTRAL, INC.
                      2003 AMENDED AND RESTATED STOCK PLAN

         At the Meeting, Stockholders will be asked to approve and ratify the Market Central, Inc. 2003 Amended and Restated Stock Plan as amended and restated effective December 1, 2003 (the "Plan"). The Plan became effective originally in 1996, and was amended previously in October 1997, July 2001 and October 2003. The Plan provides for the grant of stock options, including incentive stock options, restricted stock and stock appreciation rights (collectively, "stock rights"). The Board of Directors has adopted the Plan, subject to Stockholder approval.

WHY SHOULD YOU APPROVE THE PLAN?

         The Company believes that long term equity compensation in the form of stock rights is critical in order to attract qualified personnel to the Company and to retain and provide incentive to current personnel, particularly in light of the increasingly competitive environment for talented personnel. If the Plan is not approved at the Meeting, grants under the Plan will not be eligible to be incentive stock options.

WHAT ARE THE PURPOSES OF THE PLAN?

         The purposes of the Plan are to facilitate the ownership of the Company's stock by officers, other employees, directors and consultants of the company, thereby aligning their interests with those of the Company Stockholders, and to assist the company in attracting, motivating, and retaining key personnel.

WHAT ARE THE MAIN FEATURES OF THE PLAN?

         GRANT OF STOCK RIGHTS. Stock rights may be granted to key employees, including executive officers of the Company, its subsidiaries and affiliates, directors and consultants as determined by the Plan Committee, which Committee consists of two members of the board of Directors (the "Plan Committee"). The number of employees participating in the Plan will vary from year to year. The shares to be granted with respect to stock rights under the Plan shall be shares of Common Stock, which may consist, in whole or in part, of treasury stock or authorized but unissued stock not reserved for any other purpose, and may not exceed 3,000,000 shares of Common Stock. In the event of certain changes in the Company's capital structure affecting the Common Stock, the Plan Committee may make appropriate adjustments in the number and kinds of shares that may be awarded and in the number and kinds of shares covered by options then outstanding under the Plan, and, where applicable, exercise price of outstanding options under the Plan. The Plan will be administered by the Plan Committee.

         The Plan Committee may grant options to purchase shares of Common Stock that are either "qualified," which includes those awards that satisfy the requirements of Section 422 of the Internal Revenue Code for incentive stock options, or "nonqualified," which includes those awards that are not intended to satisfy the requirements of Section 422 of the Internal Revenue Code. Under the terms of the Plan, the exercise price of the options will, unless the Plan Committee determines otherwise in the case of nonqualified options, not be less than such Common Stock's fair market value at the time of grant. The exercise price of the options is payable in cash or its equivalent or by exchanging shares of Common Stock owned by the participant, through an arrangement with a broker approved by the Company where payment of the exercise price is accomplished with the proceeds of the sale of Common Stock, or by a combination of the foregoing.

         EXERCISE OF OPTIONS. The options will generally have a term of five (5) to ten (10) years, unless the Plan Committee specifies a shorter term, and will become exercisable following the performance of a minimum period of service or the satisfaction of performance goals, as determined by the Plan Committee. If an option holder ceases employment with the Company as a result of the holder's death, disability or retirement, the holder, or his or her beneficiary or legal representative, may exercise any then exercisable option for a period of one year, or a greater or lesser period as determined by the Plan Committee at grant, but in no event after the date the option otherwise expires. If an option holder's employment is terminated for any other reason, the holder may exercise any then exercisable option for a period not exceeding 60 days as determined by the Plan Committee, but in no event after the date the option otherwise expires; provided that if the holder's employment is terminated for cause all of his or her options will immediately terminate, regardless of whether then exercisable.

WHAT IS THE VALUE OF THE BENEFITS THAT DIRECTORS, EXECUTIVE OFFICERS AND EMPLOYEES CAN OBTAIN UNDER THE PLAN?

         The Company cannot currently determine the number of shares of Common Stock subject to options that may be granted in the future to executive officers, directors, employees and consultants under the Plan.

WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF AWARDS OF OPTIONS?

         The Plan is not qualified under the provisions of section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

         NONQUALIFIED STOCK OPTIONS. On exercise of a nonqualified stock option granted under the Plan, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of Common Stock acquired on exercise of the option over the exercise price. If the optionee is one of our employees, that income will be subject to the withholding of Federal income tax. The optionee's tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and his holding period for those shares will begin on that date.

         If an optionee pays for shares of Common Stock on exercise of an option by delivering shares of our Common Stock, the optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the optionee's tax basis in them. The optionee, however, otherwise will be taxed on the exercise of the option in the manner described above as if he had paid the exercise price in cash. If a separate identifiable stock certificate is issued for that number of shares equal to the number of shares delivered on exercise of the option, the optionee's tax basis in the shares represented by that certificate will be equal to his tax basis in the shares delivered, and his holding period for those shares will include his holding period for the shares delivered. The optionee's tax basis and holding period for the additional shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

         The Company will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

         INCENTIVE STOCK OPTIONS. The Plan provides for the grant of stock options that qualify as "incentive stock options" as defined in section 422 of the Code. Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an incentive stock option. In addition, if the optionee holds a share received on exercise of an incentive stock option for at least two years from the date the option was granted and at least one year from the date the option was exercised (the "Required Holding Period"), the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder's tax basis in that share will be long-term capital gain or loss.

         If, however, an optionee disposes of a share acquired on exercise of an incentive stock option before the end of the Required Holding Period (a "Disqualifying Disposition"), the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the incentive stock option was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

         An optionee who exercises an incentive stock option by delivering shares of Common Stock acquired previously pursuant to the exercise of an incentive stock option before the expiration of the Required Holding Period for those shares is treated as making a Disqualifying Disposition of those shares. This rule prevents "pyramiding" the exercise of an incentive stock option (that is, exercising an incentive stock option for one share and using that share, and others so acquired, to exercise successive incentive stock options) without the imposition of current income tax.

         For purposes of the alternative minimum tax, the amount by which the fair market value of a share of Common Stock acquired on exercise of an incentive stock option exceeds the exercise price of that option generally will be an adjustment included in the optionee's alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the option is exercised, there will be no adjustment with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee's alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an incentive stock option is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

         The Company is not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, we are allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the optionee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

         SECTION 162 LIMITATIONS. The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Code, which generally disallows a public company's tax deduction for compensation to covered employees in excess of $1 million in any tax year beginning on or after January 1, 1994. Compensation that qualifies as "performance-based compensation" is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the Company to the extent that the Company pays it. The Company intends that options granted to employees whom the Plan Committee expects to be covered employees at the time a deduction arises in connection with such options, will qualify as such "performance-based compensation," so that such options will not be subject to the Section 162(m) deductibility cap of $1 million. Future changes in Section 162(m) or the regulations thereunder may adversely affect the Company's ability to ensure that options under the Plan will qualify as "performance-based compensation" that is fully deductible by the Company under Section 162(m).

         IMPORTANCE OF CONSULTING TAX ADVISER. The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any optionee may depend on his particular situation, each optionee should consult his tax adviser as to the Federal, state, local and other tax consequences of the grant or exercise of an option or the disposition of Common Stock acquired on exercise of an option.

A COPY OF THE PLAN IS ATTACHED TO THIS PROXY STATEMENT AT APPENDIX B.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL AND RATIFICATION OF THE MARKET CENTRAL, INC. 2003 AMENDED AND RESTATED STOCK PLAN.

                                  HOUSEHOLDING

         The SEC recently approved a new rule concerning the delivery of annual reports and proxy statements. It permits a single set of these reports to be sent to any household at which two or more stockholders reside if they appear to be members of the same family. Each stockholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses. A number of brokerage firms have instituted householding. In accordance with a notice sent earlier this year to certain beneficial shareholders who share a single address, only one annual report and proxy statement will be sent to that address unless any stockholder at that address gave contrary instructions. However, if any such beneficial stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, such stockholder may telephone 1-888-773-0501.

                  SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING

         Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC, and to furnish the Company with copies of the forms. Based on its review of the forms it received, or written representations from reporting persons, the Company believes that, during the year ended August 31,2003, each of its officers, directors and greater than ten percent stockholders complied with all such filing requirements.

                     STOCKHOLDER PROPOSALS FOR 2005 MEETING

         Stockholder proposals intended to be presented at the 2005 Meeting of Stockholders must be received by the Company at its offices at 1650A Gum Branch Road, Jacksonville, NC, 28540, Attn: Secretary, not later than December 1, 2004, and satisfy the conditions established by the Securities and Exchange Commission for stockholder proposals to be included in the Company's proxy statement for that meeting.

         Pursuant to new amendments to Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended, if a stockholder who intends to present a proposal at the 2005 Meeting of Stockholders does not notify the Company of such proposal on or prior to December 1, 2004, then management proxies would be allowed to use their discretionary voting authority to vote on the proposal when the proposal is raised at the Meeting, even though there is no discussion of the proposal in the 2005 Proxy Statement. The Company currently believes that the 2005 Meeting of Stockholders will be held during January, 2005.

                                  OTHER MATTERS

         The Board of Directors of the Company knows of no other matters to be presented for stockholder action at the Meeting. However, if other matters do properly come before the Meeting or any adjournments or postponements thereof, the Board of Directors intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

        BY ORDER OF THE BOARD OF DIRECTORS,

                                                     /s/ James Rapp
                                                     Secretary

Jacksonville, NC
December 19, 2003

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE MEETING. IF YOU DECIDE TO ATTEND THE MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

         THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING.

                                   APPENDIX A

                  MARKET CENTRAL, INC. AUDIT COMMITTEE CHARTER

                                    ATTACHED

                              MARKET CENTRAL, INC.
                             AUDIT COMMITTEE CHARTER

                        ADOPTED BY THE BOARD OF DIRECTORS

                              ON SEPTEMBER 24, 2003


                                     PURPOSE

The purpose of the Audit Committee is to assist the board of directors in fulfilling its oversight responsibilities for (1) the integrity of the company's financial statements, (2) the company's compliance with legal and regulatory requirements, (3) the independent auditor's qualifications and independence, and
(4) the performance of the company's internal audit function and independent auditors. The audit committee will also prepare the report that SEC rules require be included in the company's annual proxy statement.

                                    AUTHORITY

The audit committee has authority to conduct or authorize investigations into any matters within its scope of responsibility. It is empowered to:

o Appoint, compensate, and oversee the work of the public accounting firm employed by the organization to conduct the annual audit. This firm will report directly to the audit committee.

o Resolve any disagreements between management and the auditor regarding financial reporting.

o Pre-approve all auditing and permitted non-audit services performed by the company's external audit firm.

o Retain independent counsel, accountants, or others to advise the committee or assist in the conduct of an investigation.

o Seek any information it requires from employees - all of whom are directed to cooperate with the committee's requests - or external parties.

o Meet with company officers, external auditors, or outside counsel, as necessary.

                                   COMPOSITION

The audit committee will consist of at least three and no more than six members of the board of directors. No committee member shall simultaneously serve on the audit committees of more than two other public companies.

No  committee   member  shall  receive  any  consulting,   advisory,   or  other
compensation from the company other than fees for service on the board of directors and committees thereof. No committee member shall be an affiliate of the company.

Each committee member shall be able to read and understand fundamental financial statements.

                                    MEETINGS

The committee will meet at least four times a year, with authority to convene additional meetings, as circumstances require. All committee members are expected to attend each meeting in person or via tele- or video-conference. The committee will invite members of management, auditors or others to attend meetings and provide pertinent information, as necessary. It will meet separately, periodically, with management, with internal auditors and with external auditors. It will also meet periodically in executive session. Meeting agendas will be prepared and provided in advance to members, along with appropriate briefing materials. Minutes will be prepared.

                                RESPONSIBILITIES

The committee will carry out the following responsibilities:

FINANCIAL STATEMENTS

         o        Review   significant   accounting  and  reporting  issues  and
                  understand their impact on the financial statements. These issues include:

         o        Complex or unusual transactions and highly judgmental areas.

         o Major issues regarding accounting principles and financial statement presentations, including any significant changes in the company's selection or application of accounting principles.

         o The effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the company.

         o Review analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

         o Review with management and the external auditors the results of the audit, including any difficulties encountered. This review will include any restrictions on the scope of the independent auditor's activities or on access to requested information, and any significant disagreements with management.

         o Discuss the annual audited financial statements and quarterly financial statements with management and the external auditors, including the company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

         o Review disclosures made by CEO and CFO during the Forms 10-K and 10-Q certification process about significant deficiencies in the design or operation of internal controls or any fraud that involves management or other employees who have a significant role in the company's internal controls.

INTERNAL CONTROL

o Consider the effectiveness of the company's internal control system, including information technology security and control.

o Understand the scope of internal and external auditors' review of internal control over financial reporting, and obtain reports on significant findings and recommendations, together with management's responses.

INTERNAL AUDIT

                  o Review with management and the chief audit executive the charter, plans, activities, staffing, and organizational structure of the internal audit function.

                  o Ensure there are no unjustified restrictions or limitations, and review and concur in the appointment, replacement, or dismissal of the chief audit executive.

                  o On a regular basis, meet separately with the chief audit executive to discuss any matters that the committee or internal audit believes should be discussed privately.

EXTERNAL AUDIT

         o        Review  the  external   auditors'  proposed  audit  scope  and
                  approach, including coordination of audit effort with internal audit.

         o        Review the performance of the external auditors,  and exercise
                  final  approval  on  the   appointment  or  discharge  of  the
                  auditors. In performing this review, the committee will:

         o At least annually, obtain and review a report by the independent auditor describing: the firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor's independence) all relationships between the independent auditor and the company.

         o Take into account the opinions of management and internal audit.

         o Review and evaluate the lead partner of the independent auditor.

         o Present its conclusions with respect to the external auditor to the board.

         o Ensure the rotation of the lead audit partner every five years and other audit partners every seven years, and consider whether there should be regular rotation of the audit firm itself.

         o Present its conclusions with respect to the independent auditor to the full board.

         o Set clear hiring policies for employees or former employees of the independent auditors.

         o On a regular basis, meet separately with the external auditors to discuss any matters that the committee or auditors believe should be discussed privately.

COMPLIANCE

         o Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management's investigation and follow-up (including disciplinary action) of any instances of noncompliance.

         o Establish procedures for: (i) the receipt, retention, and treatment of complaints received by the company regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the company of concerns regarding questionable accounting or auditing matters.

         o        Review  the  findings  of  any   examinations   by  regulatory
                  agencies, and any auditor observations.

         o Review the process for communicating the code of conduct to company personnel, and for monitoring compliance therewith.

         o Obtain regular updates from management and company legal counsel regarding compliance matters.

REPORTING RESPONSIBILITIES

         o Regularly report to the board of directors about committee activities and issues that arise with respect to the quality or integrity of the company's financial statements, the company's compliance with legal or regulatory requirements, the performance and independence of the company's independent auditors, and the performance of the internal audit function.

         o Provide an open avenue of communication between internal audit, the external auditors, and the board of directors.

         o Report annually to the shareholders, describing the committee's composition, responsibilities and how they were discharged, and any other information required by rule, including approval of non-audit services.

         o Review any other reports the company issues that relate to committee responsibilities.

RELATED PARTY TRANSACTIONS

         o Review and approve, in advance, any transactions between the company and any director, executive officer or holder of greater than five percent of any class of voting securities of the company.

OTHER RESPONSIBILITIES

         o Discuss with management the company's major policies with respect to risk assessment and risk management.

         o Perform other activities related to this charter as requested by the board of directors.

         o        Institute and oversee special investigations as needed.

         o Review and assess the adequacy of the committee charter annually, requesting board approval for proposed changes, and ensure appropriate disclosure as may be required by law or regulation.

                                   APPENDIX B

            MARKET CENTRAL, INC. 2003 AMENDED AND RESTATED STOCK PLAN

                                    ATTACHED

                       -----------------------------------


                              MARKET CENTRAL, INC.

                            2003 AMENDED AND RESTATED

                                   STOCK PLAN


                        ---------------------------------


                                                 TABLE OF CONTENTS
1.       Purpose..................................................................................................3
2.       Definitions..............................................................................................3
3.       Administration...........................................................................................7
         (a)      Authority of the Committee......................................................................7
         (b)      Manner of Exercise of Committee Authority.......................................................7
         (c)      Limitation of Liability.........................................................................7
4.       Stock Subject to Plan....................................................................................8
         (a)      Limitation on Overall Number of Shares Subject to Awards........................................8
         (b)      Application of Limitations......................................................................8
5.       Eligibility; Per-Person Award Limitations................................................................8
6.       Specific Terms of Awards.................................................................................8
         (a)      General.........................................................................................8
         (b)      Options.........................................................................................8
         (c)      Stock Appreciation Rights......................................................................10
         (d)      Restricted Stock...............................................................................10
         (e)      Deferred Stock.................................................................................11
         (f)      Bonus Stock and Awards in Lieu of Obligations..................................................12
         (g)      Dividend Equivalents...........................................................................12
         (h)      Other Stock-Based Awards.......................................................................12
7.       Certain Provisions Applicable to Awards.................................................................13
         (a)      Stand-Alone, Additional, Tandem, and Substitute Awards.........................................13
         (b)      Term of Awards.................................................................................13
         (c)      Form and Timing of Payment Under Awards; Deferrals.............................................13
         (d)      Exemptions from Section 16(b) Liability........................................................14
8.       Performance and Annual Incentive Awards.................................................................14
         (a)      Performance Conditions.........................................................................14
         (b)      Performance Awards Granted to Designated Covered Employees.....................................14
         (c)      Annual Incentive Awards Granted to Designated Covered Employees................................15
         (d)      Written Determinations.........................................................................16
         (e)      Status of Section 8(b) and Section 8(c) Awards Under Code Section 162(m).......................16
9.       Change in Control.......................................................................................17
         (a)      Effect of "Change in Control.".................................................................17
         (b)      Definition of "Change in Control...............................................................17
         (c)      Definition of "Change in Control Price.".......................................................18
10.      General Provisions......................................................................................18
         (a)      Compliance With Legal and Other Requirements...................................................18
         (b)      Limits on Transferability; Beneficiaries.......................................................19
         (c)      Adjustments....................................................................................19
         (d)      Taxes..........................................................................................20
         (e)      Changes to the Plan and Awards.................................................................20
         (f)      Limitation on Rights Conferred Under Plan......................................................21
         (g)      Unfunded Status of Awards; Creation of Trusts..................................................21
         (h)      Nonexclusivity of the Plan.....................................................................21
         (i)      Payments in the Event of Forfeitures; Fractional Shares........................................21
         (j)      Governing Law..................................................................................21
         (k)      Plan Effective Date and Stockholder Approval; Termination of Plan..............................21

                          ----------------------------

                              MARKET CENTRAL, INC.

                            2003 AMENDED AND RESTATED

                                   STOCK PLAN

         1. Purpose. The purpose of this MARKET CENTRAL, INC. 2003 AMENDED AND RESTATED STOCK PLAN (the "Plan") is to assist Market Central, Inc., a Delaware corporation (the "Company") and its Related Entities in attracting, motivating, retaining and rewarding high-quality executives and other Employees, officers, Directors, and Consultants by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company's stockholders, and providing such persons with annual and long term performance incentives to expend their maximum efforts in the creation of shareholder value. The Plan is intended to qualify certain compensation awarded under the Plan for tax deductibility under
Section 162(m) of the Code (as hereafter defined) to the extent deemed appropriate by the Committee (or any successor committee) of the Board of Directors of the Company.

         2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof.

            (a) "Annual Incentive Award" means a conditional right granted to a Participant under Sections 8(a) and (c) hereof to receive a cash payment, Stock or other Award, unless otherwise determined by the Committee, after the end of a specified fiscal year.

            (b) "Award" means any Option, Stock Appreciation Right (including Limited Stock Appreciation Right), Restricted Stock, Deferred Stock, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award, Performance Award or Annual Incentive Award, together with any other right or interest, granted to a Participant under the Plan.

            (c) "Beneficiary" means the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

            (d)  "Beneficial  Owner",   "Beneficially  Owning"  and  "Beneficial
Ownership" shall have the meanings ascribed to such terms in Rule 13d-3 under the Exchange Act and any successor to such Rule.

            (e) "Board" means the Company's Board of Directors.

            (f) "Cause" shall, with respect to any Participant, have the equivalent meaning (or the same meaning as "cause" or "for cause") set forth in any employment agreement between the Participant and the Company or a Related Entity or, in the absence of any such agreement, such term shall mean (i) the failure by the Participant to perform his or her duties as assigned by the Company (or a Related Entity) in a reasonable manner, (ii) any violation or breach by the Participant of his or her employment agreement with the Company (or a Related Entity), if any, (iii) any violation or breach by the Participant of his or her non-competition and/or non-disclosure agreement with the Company (or a Related Entity), if any, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company (or a Related Entity), (v) chronic addiction to alcohol, drugs or other similar substances affecting the Participant's work performance, or (vi) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company. The good faith determination by the Committee of whether the Participant's Continuous Service was terminated by the Company for "Cause" shall be final and binding for all purposes hereunder.

            (g) "Change in Control" means a Change in Control as defined with related terms in Section 9 of the Plan.

            (h) "Change in Control Price" means the amount calculated in accordance with Section 9(c) of the Plan.

            (i) "Code" means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

            (j) "Committee" means a committee designated by the Board to administer the Plan; provided, however, that the Committee shall consist of at least two directors, and, each member of which shall be (i) a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, unless administration of the Plan by "non-employee directors" is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, and (ii) an "outside director" within the meaning of Section 162(m) of the Code, unless administration of the Plan by "outside directors" is not then required in order to qualify for tax deductibility under Section 162(m) of the Code.

            (k) "Consultant" means any person (other than an Employee or a Director, solely with respect to rendering services in such person's capacity as a director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

            (l) "Continuous Service" means uninterrupted provision of services to the Company in any capacity of Employee, Director, or Consultant. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee Director, or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, or Consultant (except as otherwise provided in the Option Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

            (m) "Corporate Transaction" means a Corporate Transaction as defined in Section 9(b)(i) of the Plan.

            (n) "Covered Employee" means an Eligible Person who is a Covered Employee as specified in Section 8(e) of the Plan.

            (o) "Deferred Stock" means a right,  granted to a Participant  under
Section 6(e) hereof, to receive Stock, cash or a combination thereof at the end of a specified deferral period.

            (p) "Director" means a member of the Board or the board of directors of any Related Entity.

            (q) "Disability" means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

            (r) "Dividend Equivalent" means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

            (s) "Effective Date" means the effective date of the Plan, as amended and restated, which shall be December 1, 2003.

            (t) "Eligible Person" means each Executive Officer of the Company (as defined under the Exchange Act) and other officers, Directors and Employees of the Company or of any Related Entity, and Consultants with the Company or any Related Entity. The foregoing notwithstanding, only employees of the Company, the Parent, or any Subsidiary shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

            (u) "Employee" means any person, including an officer or Director, who is an employee of the Company or any Related Entity. The Payment of a director's fee by the Company or a Related Entity shall not be sufficient to constitute "employment" by the Company.

            (v) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

            (w) "Executive Officer" means an executive officer of the Company as defined under the Exchange Act.

            (x) "Fair Market Value" means the fair market value of Stock, Awards or other property as determined by the Committee or the Board, or under procedures established by the Committee or the Board. Unless otherwise determined by the Committee or the Board, the Fair Market Value of Stock as of any given date after which the Company is a Publicly Held Corporation shall be the closing sale price per share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

            (y) "Good Reason" shall, with respect to any Participant, have the equivalent meaning (or the same meaning as "good reason" or "for good reason") set forth in any employment agreement between the Participant and the Company or a Related Entity or, in the absence of any such agreement, such term shall mean
(i) the assignment to the Participant of any duties inconsistent in any respect with the Participant's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as assigned by the Company (or a Related Entity), or any other action by the Company (or a Related Entity) which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company (or a Related Entity) promptly after receipt of notice thereof given by the Participant; (ii) any failure by the Company (or a Related Entity) to comply with its obligations to the Participant as agreed upon, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company (or a Related Entity) promptly after receipt of notice thereof given by the Participant; (iii) any purported termination by the Company (or a Related Entity) of the Participant's Continuous Service otherwise than for Cause as defined in Section 2(f), or by reason of the Participant's Disability as defined in Section 2(o), prior to the Expiration Date.

            (z) "Incentive Stock Option" means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

            (aa)  "Incumbent  Board"  means the  Incumbent  Board as  defined in
Section 9(b)(ii) of the Plan.

            (bb) "Limited Stock Appreciation Right" means a right granted to a Participant under Section 6(c) hereof.

            (cc) "Option" means a right granted to a Participant under Section 6(b) hereof, to purchase Stock or other Awards at a specified price during specified time periods.

            (dd) "Optionee" means a person to whom an Option or Incentive Stock Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.

            (ee)  "Other   Stock-Based   Awards"  means  Awards   granted  to  a
Participant under Section 6(h) hereof.

            (ff) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

            (gg) "Participant" means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

            (hh) "Performance Award" means a right, granted to an Eligible Person under Sections 8(a) and (b) hereof, to receive Awards based upon performance criteria specified by the Committee or the Board.

            (ii)  "Person"  shall  have the  meaning  ascribed  to such  term in
Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a "group" as defined in Section 13(d) thereof.

            (jj)  "Publicly  Held  Corporation"   shall  mean  a  publicly  held
corporation as that term is used under Section 162(m)(2) of the Code.

            (kk) "Restricted  Stock" means Stock granted to a Participant  under
Section 6(d) hereof, that is subject to certain restrictions and to a risk of forfeiture.

            (ll) "Rule 16b-3" and "Rule 16a-1(c)(3)" means Rule 16b-3 and Rule 16a-1(c)(3), as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under
Section 16 of the Exchange Act.

            (mm) "Stock" means the Company's Common Stock, and such other securities as may be substituted (or resubstituted) for Stock pursuant to
Section 10(c) hereof.

            (nn)  "Stock   Appreciation  Right"  means  a  right  granted  to  a
Participant under Section 6(c) hereof.

            (oo) "Subsidiary" means a "subsidiary corporation" whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3. Administration.

            (a) Authority of the Committee. The Plan shall be administered by the Committee; provided, however, that except as otherwise expressly provided in this Plan or, during the period that the Company is a Publicly Held Corporation, in order to comply with Code Section 162(m) or Rule 16b-3 under the Exchange Act, the Board may exercise any power or authority granted to the Committee under this Plan. The Committee or the Board shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee or the Board may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee or the Board under the Plan or pursuant to any Award, the Committee or the Board shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person in a manner consistent with the treatment of other Eligible Persons.

            (b) Manner of Exercise of Committee Authority. In the event that the Company is or becomes a Publicly Held Corporation, the Committee, and not the Board, shall exercise sole and exclusive discretion on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act. Any action of the Committee or the Board shall be final, conclusive and binding on all persons, including the Company, its Related Entities, Participants, Beneficiaries, transferees under Section 10(b) hereof or other persons claiming rights from or through a Participant, and stockholders. The express grant of any specific power to the Committee or the Board, and the taking of any action by the Committee or the Board, shall not be construed as limiting any power or authority of the Committee or the Board. The Committee or the Board may delegate to officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to such terms as the Committee or the Board shall determine,
(i) to perform administrative functions, (ii) with respect to Participants not subject to Section 16 of the Exchange Act, to perform such other functions as the Committee or the Board may determine, and (iii) with respect to Participants subject to Section 16, to perform such other functions of the Committee or the Board as the Committee or the Board may determine to the extent performance of such functions will not result in the loss of an exemption under Rule 16b-3 otherwise available for transactions by such persons, in each case to the extent permitted under applicable law and subject to the requirements set forth in
Section 8(d). The Committee or the Board may appoint agents to assist it in administering the Plan.

            (c) Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any Executive Officer, other officer or Employee, the Company's independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

         4. Stock Subject to Plan.

            (a) Limitation on Overall Number of Shares Subject to Awards. Subject to adjustment as provided in Section 10(c) hereof, the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be 3,000,000. If any Awards previously granted under the Plan terminate without being exercised, expire, are forfeited or canceled, or are surrendered in payment of any Awards or any tax withholding with regard thereto, new Awards may thereafter be granted covering such shares of Stock. Any shares of Stock delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. Subject to adjustment as provided in Section 10(c) hereof, the number of shares of Stock which may be issued pursuant to Incentive Stock Options shall not exceed 1,000,000 shares.

            (b) Application of Limitations. The limitation contained in Section 4(a) shall apply not only to Awards that are settleable by the delivery of shares of Stock but also to Awards relating to shares of Stock but settleable only in cash (such as cash-only Stock Appreciation Rights). The Committee or the Board may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award.

         5. Eligibility. Awards may be granted under the Plan only to Eligible Persons.

         6. Specific Terms of Awards.

            (a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee or the Board may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee or the Board shall determine, including terms requiring forfeiture of Awards in the event of termination of Continuous Service by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee or the Board shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee or the Board is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Delaware law, no consideration other than services may be required for the grant (but not the exercise) of any Award.

            (b) Options. The Committee and the Board each is authorized to grant Options to Participants on the following terms and conditions:

                        (i) Exercise Price. The exercise price per share of Stock purchasable under an Option shall be determined by the Committee or the Board, provided that such exercise price shall not, in the case of Incentive Stock Options, be less than 100% of the Fair Market Value of the Stock on the date of grant of the Option and shall not, in any event, be less than the par value of a share of Stock on the date of grant of such Option. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of the Stock on the date such Incentive Stock Option is granted.

                        (ii) Time and Method of Exercise.  The  Committee or the
            Board shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which such exercise price may be paid or deemed to be paid (including in the discretion of the Committee or the Board a cashless exercise procedure), the form of such payment, including, without limitation, cash, Stock, other Awards or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis), and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants.

                        (iii) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Right in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested the change that will result in such disqualification. Thus, if and to the extent required to comply with
            Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

                        (A) the Option  shall not be  exercisable  more than ten
            years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

                        (B) The aggregate  Fair Market Value  (determined  as of
            the date the Incentive Stock Option is granted) of the shares of stock with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company or its Parent Corporation during any calendar year exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.

                        (iv) Repurchase Rights. The Committee and the Board shall have the discretion to grant Options which are exercisable for unvested shares of Common Stock. Should the Optionee's Continuous Service cease while holding such unvested shares, the Company shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Committee or the Board and set forth in the document evidencing such repurchase right.

            (c) Stock Appreciation Rights. The Committee and the Board each is authorized to grant Stock Appreciation Right's to Participants on the following terms and conditions:

                        (i) Right to Payment.  A Stock  Appreciation Right shall
            confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of stock on the date of exercise (or, in the case of a "Limited Stock Appreciation Right" that may be exercised only in the event of a Change in Control, the Fair Market Value determined by reference to the Change in Control Price, as defined under Section 9(c) hereof), over (B) the grant price of the Stock Appreciation Right as determined by the Committee or the Board. The grant price of a Stock Appreciation Right shall not be less than the Fair Market Value of a share of Stock on the date of grant except as provided under Section 7(a) hereof.

                        (ii) Other Terms. The Committee or the Board shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right. Limited Stock Appreciation Rights that may only be exercised in connection with a Change in Control or other event as specified by the Committee or the Board, may be granted on such terms, not inconsistent with this
            Section 6(c), as the Committee or the Board may determine. Stock Appreciation Rights and Limited Stock Appreciation Rights may be either freestanding or in tandem with other Awards.

            (d) Restricted Stock. The Committee and the Board each is authorized to grant Restricted Stock to Participants on the following terms and conditions:

                        (i) Grant and  Restrictions.  Restricted  Stock shall be
            subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee or the Board may impose, or as otherwise provided in this Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee or the Board may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee or the Board). During the restricted period applicable to the Restricted Stock, subject to Section 10(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

                        (ii) Forfeiture.  Except as otherwise  determined by the
            Committee or the Board at the time of the Award, upon termination of a Participant's Continuous Service during the applicable restriction period, the Participant's Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee or the Board may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee or the Board may in other cases waive in whole or in part the forfeiture of Restricted Stock.

                        (iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee or the Board shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee or the Board may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

                        (iv) Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Committee or the Board may require that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee or the Board, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

            (e) Deferred Stock. The Committee and the Board each is authorized to grant Deferred Stock to Participants, which are rights to receive Stock, cash, or a combination thereof at the end of a specified deferral period, subject to the following terms and conditions:

                        (i) Award and Restrictions.  Satisfaction of an Award of
            Deferred Stock shall occur upon expiration of the deferral period specified for such Deferred Stock by the Committee or the Board (or, if permitted by the Committee or the Board, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee or the Board may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee or the Board may determine. Deferred Stock may be satisfied by delivery of Stock, cash equal to the Fair Market Value of the specified number of shares of Stock covered by the Deferred Stock, or a combination thereof, as determined by the Committee or the Board at the date of grant or thereafter. Prior to satisfaction of an Award of Deferred Stock, an Award of Deferred Stock carries no voting or dividend or other rights associated with share ownership.

                        (ii) Forfeiture.  Except as otherwise  determined by the
            Committee or the Board, upon termination of a Participant's Continuous Service during the applicable deferral period thereof to which forfeiture conditions apply (as provided in the Award agreement evidencing the Deferred Stock), the Participant's Deferred Stock that is at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited;
            provided that the Committee or the Board may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee or the Board may in other cases waive in whole or in part the forfeiture of Deferred Stock.

                        (iii) Dividend Equivalents.  Unless otherwise determined
            by the Committee or the Board at date of grant, any Dividend Equivalents that are granted with respect to any Award of Deferred Stock shall be either (A) paid with respect to such Deferred Stock at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Deferred Stock and the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles, as the Committee or the Board shall determine or permit the Participant to elect.

            (f) Bonus Stock and Awards in Lieu of Obligations. The Committee and the Board each is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Participants subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Stock or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee or the Board.

            (g)  Dividend  Equivalents.  The  Committee  and the  Board  each is authorized to grant Dividend Equivalents to a Participant entitling the Participant to receive cash, Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee or the Board may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee or the Board may specify.

            (h) Other Stock-Based Awards. The Committee and the Board each is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Committee or the Board to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee or the Board, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified Related Entities or business units. The Committee or the Board shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration (including without limitation loans from the Company or a Related Entity), paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards or other property, as the Committee or the Board shall determine. The Committee and the Board shall have the discretion to grant such other Awards which are exercisable for unvested shares of Common Stock. Should the Optionee's Continuous Service cease while holding such unvested shares, the Company shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Committee or the Board and set forth in the document evidencing such repurchase right. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6(h).

         7. Certain Provisions Applicable to Awards.

            (a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee or the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee or the Board shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Deferred Stock or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an exercise price "discounted" by the amount of the cash compensation surrendered).

            (b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee or the Board; provided that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten years (or such shorter term as may be required in respect of an Incentive Stock Option under Section 422 of the Code).

            (c) Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award agreement, payments to be made to the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee or the Board shall determine, including, without limitation, cash, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or the Board or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee or the Board (subject to Section 10(e) of the Plan) or permitted at the election of the Participant on terms and conditions established by the Committee or the Board. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend
Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

            (d) Exemptions from Section 16(b) Liability. If and to the extent that the Company is or becomes a Publicly Held Corporation, it is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 or Rule 16a-1(c)(3) to the extent necessary to ensure that neither the grant of any Awards to nor other transaction by a Participant who is subject to Section 16 of the Exchange Act is subject to liability under Section 16(b) thereof (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 or Rule 16a-1(c)(3) as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3) so that such Participant shall avoid liability under Section 16(b). In addition, the purchase price of any Award conferring a right to purchase Stock shall be not less than any specified percentage of the Fair Market Value of Stock at the date of grant of the Award then required in order to comply with Rule 16b-3.

         8. Performance and Annual Incentive Awards.

            (a) Performance Conditions. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee or the Board. The Committee or the Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions, except as limited under Sections 8(b) and 8(c) hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m). At such times as the Company is a Publicly Held Corporation, if and to the extent required under Code Section 162(m), any power or authority relating to a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m), shall be exercised by the Committee and not the Board.

            (b) Performance Awards Granted to Designated Covered Employees. If and to the extent that the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(b).

                        (i) Performance  Goals Generally.  The performance goals
            for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 8(b). Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

                        (ii) Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or specified Related Entities or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance Awards: (1) total stockholder return; (2) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor's 500 Stock Index or the S&P Specialty Retailer Index; (3) net income;
            (4) pretax earnings; (5) earnings before interest expense, taxes, depreciation and amortization; (6) pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (7) operating margin; (8) earnings per share; (9) return on equity; (10) return on capital; (11) return on investment;
            (12) operating earnings; (13) working capital or inventory; and (14) ratio of debt to stockholders' equity. One or more of the foregoing business criteria shall also be exclusively used in establishing performance goals for Annual Incentive Awards granted to a Covered Employee under Section 8(c) hereof that are intended to qualify as "performanced-based compensation under Code Section 162(m).

                        (iii) Performance Period; Timing For Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for "performance-based compensation" under Code Section 162(m).

                        (iv) Performance Award Pool. The Committee may establish
            a Performance Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

                        (v) Settlement of Performance Awards; Other Terms. Settlement of such Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of Continuous Service by the Participant prior to the end of a performance period or settlement of Performance Awards.

            (c) Annual Incentive Awards Granted to Designated Covered Employees. The Committee may, within its discretion, grant one or more Annual Incentive Awards to any Eligible Person, subject to the terms and conditions set forth in this Section 8(c).

                        (i) Annual  Incentive  Award  Pool.  The  Committee  may
            establish an Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Annual Incentive Awards. In the case of Annual Incentive Awards intended to qualify as "performance-based compensation" for purposes of Code Section 162(m), the amount of such Annual Incentive Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in
            Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Annual Incentive Award pool as a percentage of any such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

                        (ii) Potential Annual Incentive  Awards.  Not later than
            the end of the 90th day of each fiscal year, or at such other date as may be required or permitted in the case of Awards intended to be "performance-based compensation" under Code Section 162(m), the Committee shall determine the Eligible Persons who will potentially receive Annual Incentive Awards, and the amounts potentially payable thereunder, for that fiscal year, either out of an Annual Incentive Award pool established by such date under Section 8(c)(i) hereof or as individual Annual Incentive Awards. In the case of individual Annual Incentive Awards intended to qualify under Code Section 162(m), the amount potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof in the given performance year, as specified by the Committee; in other cases, such amount shall be based on such criteria as shall be established by the Committee. In all cases, the maximum Annual Incentive Award of any Participant shall be subject to the limitation set forth in Section 5 hereof.

                        (iii) Payout of Annual Incentive  Awards.  After the end
            of each fiscal year, the Committee shall determine the amount, if any, of (A) the Annual Incentive Award pool, and the maximum amount of potential Annual Incentive Award payable to each Participant in the Annual Incentive Award pool, or (B) the amount of potential Annual Incentive Award otherwise payable to each Participant. The Committee may, in its discretion, determine that the amount payable to any Participant as an Annual Incentive Award shall be reduced from the amount of his or her potential Annual Incentive Award, including a determination to make no Award whatsoever. The Committee shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of termination of Continuous Service by the Participant prior to the end of a fiscal year or settlement of such Annual Incentive Award.

            (d) Written Determinations. All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards under Section 8(b), and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards under Section 8(c), shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). The Committee may not delegate any responsibility relating to such Performance Awards or Annual Incentive Awards if and to the extent required to comply with Code Section 162(m).

            (e)  Status of  Section  8(b) and  Section  8(c)  Awards  Under Code
Section 162(m). It is the intent of the Company that Performance Awards and Annual Incentive Awards under Section 8(b) and 8(c) hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Sections 8(b), (c), (d) and (e), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards or Annual Incentive Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

         9. Change in Control.

            (a) Effect of "Change in Control." If and to the extent provided in the Award, in the event of a "Change in Control," as defined in Section 9(b):

                        (i) The Committee may, within its discretion, accelerate
            the vesting and exercisability of any Award carrying a right to exercise that was not previously vested and exercisable as of the time of the Change in Control, subject to applicable restrictions set forth in Section 10(a) hereof;

                        (ii) The Committee may, within its discretion, accelerate the exercisability of any limited Stock Appreciation Rights (and other Stock Appreciation Rights if so provided by their terms) and provide for the settlement of such Stock Appreciation Rights for amounts, in cash, determined by reference to the Change in Control Price;

                        (iii) The Committee may,  within its  discretion,  lapse
            the restrictions, deferral of settlement, and forfeiture conditions applicable to any other Award granted under the Plan and such Awards may be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 10(a) hereof; and

                        (iv) With respect to any such outstanding  Award subject
            to achievement of performance goals and conditions under the Plan, the Committee may, within its discretion, deem such performance goals and other conditions as having been met as of the date of the Change in Control.

            (b) Definition of "Change in Control. A "Change in Control" shall be deemed to have occurred upon:

            (i) Approval by the shareholders of the Company of a reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, or a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company (unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale (any such event being referred to as a "Corporate Transaction") is subsequently abandoned);

                                    (1) (ii)  Individuals who, as of the date on
                        which the Award is granted, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date on which the Award was granted whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or

            (iii) the acquisition (other than from the Company) by any person, entity or "group", within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act, of more than 50% of either the then outstanding shares of the Company's Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors (hereinafter referred to as the ownership of a "Controlling Interest") excluding, for this purpose, any acquisitions by (1) the Company or a Related Entity, (2) any person, entity or "group" that as of the date on which the Award is granted owns beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act) of a Controlling Interest or (3) any employee benefit plan of the Company a Related Entity.

            (c) Definition of "Change in Control Price." The "Change in Control Price" means an amount in cash equal to the higher of (i) the amount of cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any Corporate Transaction triggering the Change in Control under Section 9(b)(i) hereof or any liquidation of shares following a sale of substantially all of the assets of the Company, or (ii) the highest Fair Market Value per share at any time during the 60-day period preceding and the 60-day period following the Change in Control.

         10. General Provisions.

            (a) Compliance With Legal and Other  Requirements.  The Company may,
to the extent deemed necessary or advisable by the Committee or the Board, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee or the Board, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations. The foregoing notwithstanding, in connection with a Change in Control, the Company shall take or cause to be taken no action, and shall undertake or permit to arise no legal or contractual obligation, that results or would result in any postponement of the issuance or delivery of Stock or payment of benefits under any Award or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement or other condition would represent a greater burden on a Participant than existed on the 90th day preceding the Change in Control.

            (b) Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan, including any Award or right which constitutes a derivative security as generally defined in Rule 16a-1(c) under the Exchange Act, shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the Company or a Subsidiary), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers and exercises are permitted by the Committee or the Board pursuant to the express terms of an Award agreement (subject to any terms and conditions which the Committee or the Board may impose thereon, and further subject to any prohibitions or restrictions on such transfers pursuant to Rule 16b-3). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award agreement applicable to such Participant, except as otherwise determined by the Committee or the Board, and to any additional terms and conditions deemed necessary or appropriate by the Committee or the Board.

            (c) Adjustments.

                (i) Adjustments to Awards. In the event that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Stock and/or such other securities of the Company or any other issuer such that a substitution, exchange, or adjustment is determined by the Committee or the Board to be appropriate, then the Committee or the Board shall, in such manner as it may deem equitable, substitute, exchange or adjust any or all of (A) the number and kind of shares of Stock which may be delivered in connection with Awards granted thereafter, (B) the number and kind of shares of Stock by which annual per-person Award limitations are measured under Section 5 hereof, (C) the number and kind of shares of Stock subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee or Board determines to be appropriate.

                (ii) Adjustments in Case of Certain Corporate Transactions. In the event of a proposed sale of all or substantially all of the Company's assets or any reorganization, merger, consolidation, or other form of corporate transaction in which the Company does not survive, or in which the shares of Stock are exchanged for or converted into securities issued by another entity, then the successor or acquiring entity or an affiliate thereof may, with the consent of the Committee or the Board, assume each outstanding Option or substitute an equivalent option or right. If the successor or acquiring entity or an affiliate thereof, does not cause such an assumption or substitution, then each Option shall terminate upon the consummation of sale, merger, consolidation, or other corporate transaction. The Committee or the Board shall give written notice of any proposed transaction referred to in this Section 10(c)(ii) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Optionees may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Options that are then exercisable (including any Options that may become exercisable upon the closing date of such transaction). An Optionee may condition his exercise of any Option upon the consummation of the transaction.

                (iii) Other Adjustments. In addition, the Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Code Section 162(m)) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards and performance goals, and Annual Incentive Awards and any Annual Incentive Award pool or performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, Stock Appreciation Rights, Performance Awards granted under Section 8(b) hereof or Annual Incentive Awards granted under Section 8(c) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as "performance-based compensation" under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder.

            (d) Taxes. The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee or the Board may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

            (e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee's authority to grant Awards under the Plan, without the consent of stockholders or
Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company's stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee or the Board may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under such Award. Notwithstanding anything in the Plan to the contrary, if any right under this Plan would cause a transaction to be ineligible for pooling of interest accounting that would, but for the right hereunder, be eligible for such accounting treatment, the Committee or the Board may modify or adjust the right so that pooling of interest accounting shall be available, including the substitution of Stock having a Fair Market Value equal to the cash otherwise payable hereunder for the right which caused the transaction to be ineligible for pooling of interest accounting.

            (f) Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person's or Participant's Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.

            (g)  Unfunded  Status of Awards;  Creation  of  Trusts.  The Plan is
intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet the Company's obligations under the Plan. Such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee or the Board may specify and in accordance with applicable law.

            (h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Code Section 162(m).

            (i) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee or the Board, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee or the Board shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

            (j) Governing Law. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award agreement shall be determined in accordance with the laws of the State of Delaware without giving effect to principles of conflicts of laws, and applicable federal law.

            (k) Plan Effective Date and Stockholder Approval; Termination of Plan. The Plan shall become effective on the Effective Date, subject to subsequent approval within 12 months of its adoption by the Board by stockholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable NASDAQ requirements, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to stockholder approval, but may not be exercised or otherwise settled in the event stockholder approval is not obtained. The Plan shall terminate at such time as no shares of Common Stock remain available for issuance under the Plan and the Company has no further rights or obligations with respect to outstanding Awards under the Plan.

                       ANNUAL MEETING OF STOCKHOLDERS OF

                              MARKET CENTRAL, INC.

                                JANUARY 21, 2004

                           Please date, sign and mail
                             your proxy card in the
                           envelope provided as soon
                                    possible


(arrow down)                                                        (arrow down)

     Please detach along perforated line and mail in the envelope provided.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE /X/

1.     Election of Directors

/ / FOR ALL NOMINEES                To    re-elect     Messrs.     (01)Leifheit,
                                    (02)Hammer, (03)Goldstein,  (04)McGovern and
                                    (05)Clark,  and to elect  Messrs.  (06)Gordy
                                    and  (07)Workman  to the Board of  Directors
/ / WITHHOLD AUTHORITY              for terms  ending  upon the 2005  Meeting of
    FOR ALL NOMINEES                Stockholders   (with   respect   to  Messrs.
                                    Leifheit,  McGovern and Clark),  or upon the
                                    2006 Meeting of  Stockholders  (with respect
/ / FOR ALL EXCEPT                  to Messrs.  Gordy and Workman),  or upon the
    (See instructions below)        2007 Meeting of  Stockholders  (with respect
                                    to Messrs. Hammer and Goldstein), or until their successors are elected and qualified.


INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and write the nominee No.('s) or name(s) below:


                ------------------------------------------------

                ------------------------------------------------

To change the address on your  account,  please check the box at right      / /
and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.


--------------------------------------------------------------------------------

                                                                                               FOR       AGAINST        ABSTAIN
2.     To ratify the appointment of Russell Bedford Stefanou  Mirchandani LLP as               / /          / /            / /
       Market  Central's  independent  public  accountants  for the fiscal  year ending August 31, 2004.

3.     To approve and ratify the Market Central,  Inc. 2003 Amended and Restated               / /          / /            / /
       Stock Plan.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt of the accompanying Notice of Meeting of Stockholders and Proxy Statement.

Signature of Stockholder                    Date:                  Signature of Stockholder                     Date:
                         ------------------       --------------                            -----------------         ------------


NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                              MARKET CENTRAL, INC.
                1650A GUM BRANCH ROAD -- JACKSONVILLE, NC 28540
               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                       DIRECTORS OF MARKET CENTRAL, INC.

FOR THE MEETING OF STOCKHOLDERS TO BE HELD JANUARY 21, 2004

The undersigned holder of Common Stock of Market Central, Inc. ("Market Central") hereby appoints James Rapp and Terrence Leifheit, or either of them, proxies for the undersigned, each with full power of substitution, to represent and to vote as specified in this Proxy all Common Stock of Market Central that the undersigned stockholder would be entitled to vote if personally present at the Meeting of Stockholders (the "Meeting") to be held on Wednesday, January 21, 2004, at 10:30 am, Eastern Time, at Hammer's Glen Golf and Country Club, 474 Hammer's Glen Drive, Homer, GA 30547, and at any adjournments or postponements of the Meeting. The undersigned stockholder hereby revokes any proxy or proxies heretofore executed for such matters.

This proxy, when properly executed, will be voted in the manner as directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. The undersigned stockholder may revoke this proxy at any time before it is voted by delivering to the Corporate Secretary of Market Central either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Meeting and voting in person.


                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)